Capital Leases	9 Months Ended
Sep. 30, 2017
Capital Leases
Capital Leases

6.    Capital Leases

Solaris LLC leases property from the City of Early, Texas under an agreement classified as a capital lease. The lease expires on February 28, 2025. The capital lease obligation is payable in monthly installments of $3 including imputed interest at a rate of 3.25%.

Future principal minimum payments under the capital lease are as follows:

Year Ending December 31,	Amount
2017 (remainder of)	$8
2018	33
2019	33
2020	33
2021	33
Thereafter	107
Total payments	247
Less: amount representing imputed interest at 3.25%	(28)
Present value of payments	219
Less: current portion	(33)
Capital lease obligation, net of current portion	$186